Investor Presentation
Third Quarter 2012 Update
Steve Gardner
President & CEO

Forward-Looking Statements and
Where to Find Additional Information
The statements contained in this presentation that are not historical facts are forward-looking statements based on management’s current expectations and beliefs concerning future developments and their potential effects on Pacific Premier Bancorp, Inc. (the “Company”). Such statements involve inherent risks and uncertainties, many of which are difficult to predict and are generally beyond the control of the
Company. There can be no assurance that future developments affecting the Company will be the same as those anticipated by management. The Company cautions readers that a number of important factors could cause actual results to differ materially from those expressed in, or implied or projected by, such forward-looking statements. These risks and uncertainties include, but are not limited to, the following:
the strength of the United States economy in general and the strength of the local economies in which the Company conducts operations; the effects of, and changes in, trade, monetary and fiscal policies and laws, including interest rate policies of the Board of Governors of the Federal Reserve System; inflation, interest rate, market and monetary fluctuations; the timely development of competitive new products and services and the acceptance of these products and services by new and existing customers; the willingness of users to substitute competitors’ products and services for the Company’s products and services;
the impact of changes in financial services policies, laws and regulations; technological changes; the effect of acquisitions that the Company may make, if any, including, without limitation, the failure to achieve the expected revenue growth and expense savings from its pending acquisition of First Associations Bank (“FAB”); changes in the level of the Company’s nonperforming assets and charge-offs;
oversupply of inventory and continued deterioration in values of California real estate, both residential and commercial; the effect of changes in accounting policies and practices, as may be adopted from time-
to-time by bank regulatory agencies, the Securities and Exchange Commission (“SEC”), the Public Company Accounting Oversight Board, the Financial Accounting Standards Board or other accounting standards setters; possible other-than-temporary impairments of securities held by the Company; the impact of current governmental efforts to restructure the U.S. financial regulatory system; changes in consumer spending, borrowing and savings habits; the effects of the Company’s lack of a diversified loan portfolio, including the risks of geographic and industry concentrations; ability to attract deposits and other sources of liquidity; changes in the financial performance and/or condition of the Company’s borrowers; changes in the competitive environment among financial and bank holding companies and other financial service providers; unanticipated regulatory or judicial proceedings; and the Company’s ability to manage the risks involved in the foregoing.
Additional factors that could cause actual results to differ materially from those expressed in the forward-looking statements are discussed in the Company’s 2011 Annual Report on Form 10-K filed with the
SEC and other filings made by the Company with the SEC. The Company specifically disclaims any obligation to update any factors or to publicly announce the result of revisions to any of the forward-
looking statements included herein to reflect future events or developments.
Notice to FAB Shareholders
This presentation does not constitute an offer to sell or the solicitation of an offer to buy any securities or a solicitation of any vote or approval. In connection with the proposed acquisition of FAB, the
Company filed a registration statement on Form S-4 (the “Registration Statement”) with the SEC, which contains a proxy statement of FAB and a prospectus of the Company (collectively, the “proxy statement/prospectus”). A definitive proxy statement/prospectus will be distributed to the shareholders of FAB in connection with their vote on the proposed acquisition of FAB after the Registration Statement is declared by the SEC to be effective. As of the date of this presentation, the Registration Statement has not been declared effective by the SEC. SHAREHOLDERS OF FAB ARE ENCOURAGED TO
READ THE REGISTRATION STATEMENT AND THE DEFINITIVE PROXY STATEMENT/PROSPECTUS AND ALL OTHER RELEVANT DOCUMENTS FILED WITH THE SEC, AS WELL AS
SUPPLEMENTS TO THOSE DOCUMENTS, BECAUSE THEY WILL CONTAIN IMPORTANT INFORMATION ABOUT THE PROPOSED ACQUISITION OF FAB. The definitive proxy statement/prospectus will be mailed to shareholders of FAB. Investors and security holders will be able to obtain the definitive proxy statement/prospectus and the other documents free of charge at the SEC's website, www.sec.gov. In addition, documents filed with the SEC by the Company will be available free of charge by (1) accessing the Company’s website at www.ppbi.com under the “Investor Relations”
link and then under the heading “SEC Filings,” (2) writing the Company at 17901 Von Karman Ave., Suite 1200, Irvine, California 92614, Attention: Investor Relations or (3) writing FAB at 12001 N. Central
Expressway, Suite 1165, Dallas, Texas 75243, Attention: Corporate Secretary.
The directors, executive officers and certain other members of management and employees of the Company may be deemed to be participants in the solicitation of proxies in favor of the proposed acquisition from the shareholders of FAB. Information about the directors and executive officers of the Company is included in the proxy statement for its 2012 annual meeting of shareholders, which was filed with the
SEC on April 16, 2012. The directors, executive officers and certain other members of management and employees of FAB may also be deemed to be participants in the solicitation of proxies in favor of the proposed acquisition from the shareholders of FAB. Information about the directors and executive officers of FAB is included in the definitive proxy statement/prospectus for the proposed acquisition of FAB.
Additional information regarding the interests of those participants and other persons who may be deemed participants in the transaction may be obtained by reading the definitive proxy statement/prospectus regarding the proposed acquisition. You may obtain free copies of this document as described in the preceding paragraph.

PACIFIC PREMIER
BANCORP, INC.

LOS ANGELES
SAN BERNARDINO
LOS ALAMITOS
SEAL BEACH
PALM SPRINGS
HUNTINGTON BEACH
IRVINE
NEWPORT BEACH
PALM DESERT

Corporate Profile
NASDAQ	PPBI
Focus	Small & Middle Market Businesses
Total Assets	$1.089 Billion
Branches	10 Locations
TCE Ratio	8.94% (1)
FD Book Value	$9.53
Net Income YTD ($000)	$11,965
ROAA YTD	1.56%
ROAE YTD	17.23%
NPAs / Assets	1.08%
As of September 30, 2012
(1) Non-GAAP financial measure. Please see the Appendix to this investor presentation for the GAAP reconciliation

Overview of PPBI
Strategic Plan - Pre 2008 Stage	o Convert from a Thrift to a Commercial Bank o Diversify the balance sheet, assets and liabilities
Strategic Plan - Current Stage
o Growth by taking market share from competitors
o Growth through disciplined acquisitions
 o Canyon National Bank - $209 million in assets as of 2/11/11
 o Palm Desert National Bank - $121 million in assets as of 4/27/12
 o First Associations Bank (Pending) - $356 million in assets as of 9/30/12
o Maintain positive trends in profitability, net interest margin, & credit quality

Strategic Plan - Next Stage
o $31 million capital raise to support organic growth and acquisitions
o Increase fee income - SBA lending
o Increase non-interest bearing accounts to 35%+ of deposit base
o Build out commercial banking franchise

Deposit Base: Today vs. 2008
	12/31/08	9/30/12	Variance
	(dollars in thousands)
Transaction Accounts
Noninterest bearing	$29,443	$211,410	618.0%
Interest bearing checking	20,989	11,684	(44.3%)
Money market	23,463	174,375	643.2%
Savings	14,401	80,419	458.4%
Total transaction accounts	88,296	477,888	441.2%
CD Accounts
Time deposits	341,741	471,982	38.1%
Broker/wholesale CDs	27,091	0	(100.0%)
Total CDs	368,832	417,982	13.3%
Total deposits	$457,128	$895,870	96.0%

PACIFIC PREMIER BANCORP, INC.

CD
Transaction
500,000
450,000
400,000
350,000
300,000
250,000
200,000
150,000
100,000
50,000
0
80.7%
19.3%
68.4%
31.6%
62.0%
38.0%
51.7%
48.3%
46.7%
53.3%
Dec-08
Dec-09
Dec-10
Dec-11
Sep-12

Deposit Mix - Increasing Shareholder Value
$457,128
$618,734
$659,240
$828,877
$895,870

Loan Portfolio: Today vs. 2008
	12/31/08	09/30/12	Variance
	(dollars in thousands)
Business Loans
Commercial RE owner occupied	$112,406	$148,139	31.8%
Commercial and industrial	43,235	88,105	103.8%
Warehouse	0	112,053	n/a
SBA	4,942	4,736	(4.2%)
Total business loans	160,583	353,033	119.8%
CRE Loans
Multi-family	287,592	173,484	(39.7%)
Commercial non-owner occupied	163,428	262,046	60.3%
Total CRE loans	451,020	435,530	(3.4%)

One-to-four family	9,925	62,771	532.5%
Other loans	7,239	13,504	86.5%
Gross loans	$628,767	$864,838	37.5%

Strategic Plan Execution
o Relationship banking model
o Growing core deposit base - shareholder value
o Robust earnings stream, building book value
o Excellent asset quality
o Increasing market share
o Strong execution on acquisitions
o Disciplined analysis and pricing of targets

Financial Summary
	QTD 9/30/11	QTD 12/31/11	QTD 3/31/12	QTD 6/30/12	QTD 9/30/12
Balance Sheet	(dollars in thousands, except per share data)
Total assets	$928,502	$961,128	$985,171	$1,065,035	$1,089,336
Net loans	725,952	730,067	687,141	790,062	856,443
Total deposits	797,378	828,877	846,717	913,191	895,870
Total borrowings	38,810	38,810	38,810	38,810	85,810
Total equity	84,620	86,777	89,479	96,069	99,886

Statements of Operations
Net interest income	$10,231	$10,960	$10,041	$11,282	$11,854
Noninterest income	2,110	257	939	6,529	1,910
Noninterest expense	7,074	6,616	6,641	8,205	8,031
Net income	2,460	2,555	2,692	5,811	3,462
Diluted EPS	$0.23	$0.24	$0.25	$0.55	$0.32

Bank Capital Ratios
Tier 1 leverage	9.29%	9.44%	9.49%	9.48%	9.48%
Tier 1 risk-based	11.57%	11.68%	12.54%	11.28%	11.04%
Total risk-based	12.71%	12.81%	13.66%	12.18%	11.88%

PACIFIC PREMIER BANCORP, INC.

Expanding NIM - Franchise Value

NIM
Cost of Deposits
6.00%
5.00%
4.00%
3.00%
2.00%
1.00%
0.00%
2.99%
3.12%
3.77%
4.21%
4.58%
4.62%
4.84%
4.31%
4.64%
4.61%
3.51%
2.38%
1.51%
1.21%
1.05%
0.99%
0.90%
0.84%
0.66%
0.64%
2008
2009
2010
Q1'11
Q2'11
Q3'11
Q4'11
Q1'12
Q2'12
Q3'12

Efficiency Ratio

PPB
Peer *
120.00%
90.00%
60.00%
30.00%
0.00%
101.4%
94.2%
86.1%
77.6%
79.8%
78.2%
86.4%
78.1%
75.0%
83.7%
63.8%
59.2%
61.6%
58.3%
56.8%
50.4%
59.1%
62.0%
60.1%
2008
2009
2010
Q1'11
Q2'11
Q3'11
Q4'11
Q1'12
Q2'12
Q3'12

* California peer group consists of all insured California institutions in the FFIEC database

Conservative Credit Culture
o Overall Underwriting Approach:
 o Global cash flow lender
o Loans:
 o Business - full banking relationship
 o CRE - no high risk product types or loan structures
 o Personal guarantees, cross collateralized, cross guarantees
o Proactive Portfolio Management

September 30, 2012
CRE Non-owner
30%
One-to-four family
7%
Multi-family
20%
CRE Owner
17%
Warehouse
13%
C&I
10%
Other
2%
SBA
1%

Loan Portfolio
Total loans: $864.8 million
WAVG Rate: 5.72%

PACIFIC PREMIER BANCORP, INC.

PPB
Peers
6.00
5.00
4.00
3.00
2.00
1.00
-
1Q'09 2Q'09 3Q'09 4Q'09 1Q'10 2Q'10 3Q'10 4Q'10 1Q'11 2Q'11 3Q'11 4Q'11 1Q'12 2Q'12 3Q'12
4.23 4.75 5.12 5.27 5.48 4.26 5.27 4.88 4.77 4.21 3.76 3.45 3.41 3.05
1.90 2.02 1.35 1.65 1.10 0.39 0.64 0.76 3.79 1.91 1.46 0.77 0.37 0.84 0.80
CNB
Acquisition
2/11/11

Solid Loan Performance
California peer group consists of all insured California institutions in the FFIEC database
Delinquency to Total Loans
PDNB
Acquisition
4/27/12

PACIFIC PREMIER BANCORP, INC.

PPB
Peers
4.50
4.00
3.50
3.00
2.50
2.00
1.50
1.00
0.50
0.00
2.68
3.34
3.65
3.64
3.68
3.85
3.75
3.58
3.31
3.08
2.68
2.43
2.29
2.07
1.04
1.70
1.58
1.66
1.36
0.48
0.58
0.40
3.26
1.62
1.31
0.76
0.55
1.67
1.08
CNB Acquisition 2/11/11
PDNB Acquisition 4/27/12
1Q'09
2Q'09
3Q'09
4Q'09
1Q'10
2Q'10
3Q'10
4Q'10
1Q'11
2Q'11
3Q'11
4Q'11
1Q'12
2Q'12
3Q'12

Proactive Asset Management
California peer group consists of all insured California institutions in the FFIEC database
Nonperforming Assets to Total Assets

PACIFIC PREMIER
BANCORP, INC.

Lancaster
Barstow
CALIFORNIA
Palmdale
Victorville
Santa Barbara
Santa Clarita
Thousand Oaks
Oxnard
Pasadena
San Bernardino
Riverside
Los Angeles
Garden Grove
Moreno Valley
Long Beach
100 mi
Santa Catalina Island
Pacific Ocean
Oceanside
Vista
Escondido
El Cajon
Chula Vista
Tecate
Tijuana

Future Growth - Potential M&A Targets
Southern California Institutions
Source: SNL Financial
Total assets …………………………………..	$ 15.3
Total deposits ………………….....................	12.6
Total core deposits ……………....................	11.0
Total loans …………………….....................	10.6
Total branches ………………........................	204
(dollars in billions)
Potential Targets - $100 to $500 million 100 miles from Irvine, California As of September 30, 2012
# of Institutions
$100 to $250 million	43
$250 to $500 million	22

First Associations Bank Acquisition Overview
Strategic Rationale	o Valuable source of long-term low-cost core deposits o Improves PPBI’s deposit mix and enhances franchise value o HOA Management deposit platform provides additional funding for loan growth
Attractive Valuation	o Price / tangible book value of 118.2%(1)(2) o Core deposit premium of 2.73%(1) o Price / earnings (last twelve months, tax adjusted)(1)(3) of 17.4x
Pro Forma Impact to PPBI	o Accretive to EPS beginning in 2013 o Tangible book value payback period approximately 2 years(2)(4)
Other Transaction Assumptions	o Core deposit intangible asset of $1.5 million, or 0.50% of FAB’s core deposits o Total transaction expenses of approximately $5.1 million
Preliminary Fair Value Adjustments	o Positive mark on FAB’s HTM securities portfolio from unrealized gain ($5.6 million(1)) o 2.00% fair value mark on FAB’s gross loans
Cost Savings	o Cost savings of approximately 10.0% (no personnel reduction) o Cost savings are 75.0% phased in during 2013 and 100.0% phased in by 2014
Revenue Enhancements	o Readily available liquidity that can be redeployed into PPBI’s commercial banking business model. Additional revenue enhancements from PPBI’s higher cost CD run-off
(1) FAB balance sheet data as of 9/30/2012; PPBI market price data as of 12/4/2012
(2) Non-GAAP financial measure. Please see the Appendix to this investor presentation for GAAP reconciliation
(3) Adjusted for FAB’s S-Corporation status based on tax rate of 34.00%
(4) Incremental Tangible Book Value Payback represents the number of years to eliminate tangible book value dilution at closing utilizing incremental earnings created in the merger including pro forma earnings from FAB

PACIFIC PREMIER
BANCORP, INC.

Jumbo CDs
6.8%
Non-Interest-
Bearing Demand
23.6%
NOW & Int.-
Bearing Demand
1.3%
MMDA
19.5%
Savings
9.0%
Retail CDs
39.8%

	9/30/2012 Balance ($000s)	% of Total Deposits
Non-Interest-Bearing Demand	$ 211,410	23.6%
NOW & Int.-Bearing Demand	$ 11,684	1.3%
MMDA	$ 174,375	19.5%
Savings	$ 80,419	9.0%
Retail CDs	$ 356,808	39.8%
Jumbo CDs	$ 61,174	6.8%
Total Deposits	$ 895,870	100.0%
Non-CDs	$ 477,888	53.3%
CDs	$ 417,982	46.7%
Cost of Deposits	0.64%	
Cost of Interest-Bearing Deposits	0.84%	
Gross Loans / Deposits	96.5%	

Retail CDs
7.0%
Jumbo CDs
0.1%
Non-Interest-
Bearing Demand
26.7%
NOW & Int.-
Bearing Demand
21.8%
MMDA
44.4%

	9/30/2012 Balance ($000s)	% of Total Deposits
Non-Interest-Bearing Demand	$ 81,448	26.7%
NOW & Int.-Bearing Demand	$ 66,607	21.8%
MMDA	$ 135,712	44.4%
Savings	$ -	0.0%
Retail CDs	$ 21,453	7.0%
Jumbo CDs	$ 255	0.1%
Total Deposits	$ 305,475	100.0%
Non-CDs	$ 283,767	92.9%
CDs	$ 21,708	7.1%
Cost of Deposits	0.23%	
Cost of Interest-Bearing Deposits	0.32%	
Gross Loans / Deposits	6.2%	

Jumbo CDs
5.1%
Non-Interest-
Bearing Demand
24.4%
NOW & Int.-
Bearing Demand
6.5%
MMDA
25.8%
Savings
6.7%
Retail CDs
31.5%

	9/30/2012 Balance ($000s)	% of Total Deposits
Non-Interest-Bearing Demand	$ 292,858	24.4%
NOW & Int.-Bearing Demand	$ 78,291	6.5%
MMDA	$ 310,087	25.8%
Savings	$ 80,419	6.7%
Retail CDs	$ 378,261	31.5%
Jumbo CDs	$ 61,429	5.1%
Total Deposits	$ 1,201,345	100.0%
Non-CDs	$ 761,655	63.4%
CDs	$ 439,690	36.6%
Cost of Deposits	0.53%	
Cost of Interest-Bearing Deposits	0.71%	
Gross Loans / Deposits	73.5%

Attractive Pro Forma Deposit Franchise
Source: PPBI Form 10-Q and SNL Financial FAB regulatory call report data, each as of 9/30/2012
Note: Pro Forma does not include purchase accounting or merger related adjustments
o Strengthens PPBI’s deposit franchise with low-cost long-term funding platform (FAB cost of deposits was 0.23% during 2012 Q3)
o PPBI has $113.5 million CDs that will mature in 2012 Q4, with weighted average cost of 1.05%
o The acquisition would reduce PPBI’s loan / deposit ratio from 96.5% to pro forma 73.5%, as of 9/30/2012
PPBI (9/30/2012)
FAB (9/30/2012)
Pro Forma (9/30/2012)

Outlook
o Gaining market share from competitors
o Building franchise value
o Southern California is one of the best banking markets
o Target rich environment for acquisitions
o Proven management team and track record
o Experienced acquirer
o Liquidity from FAB acquisition will fund future loan growth
o Well positioned to expand reach throughout Southern California

Steve Gardner
sgardner@ppbi.com
(714) 431 - 4000
www.ppbi.com

Appendix

Non-GAAP Financial Measures
Tangible common equity and tangible book value per share are non-GAAP financial measures derived from GAAP-based amounts. We calculate tangible common equity by excluding the balance of intangible assets from common stockholders’ equity. We calculate tangible book value per share by dividing tangible common equity by common shares outstanding, as compared to book value per common share, which we calculate by dividing common stockholders’ equity by common shares outstanding. We believe that this is consistent with the treatment by bank regulatory agencies, which exclude intangible assets from the calculation of risk-
based capital ratios. Accordingly, we believe that these non-GAAP financial measures provide information that is important to investors and that is useful in understanding our capital position and ratios. However, these non-GAAP financial measures are supplemental and are not a substitute for an analysis based on GAAP measures. As other companies may use different calculations for these measures, this presentation may not be comparable to other similarly titled measures reported by other companies. A reconciliation of the non-GAAP measures of tangible common equity and tangible book value per share to the GAAP measures of common stockholder’s equity and book value per share is set forth.
	PPBI (1)	Pro Forma With FAB (2)
Common Stockholders’ Equity	$99,886	$109,367
Less: Intangible Assets	$2,703	$7,840
Tangible Common Equity	$97,183	$101,527

Book Value per Share	$9.66	$9.41
Less: Intangible Assets per Share	$0.26	$0.67
Tangible Book Value per Share	$9.40	$8.74

Total Assets	$1,089,336	$1,409,139
Less: Intangible Assets	$2,703	$7,840
Tangible Assets	$1,086,633	$1,401,299
Tangible Common Equity Ratio	8.94%	7.25%
(1) As of 9/30/2012
(2) Includes base merger assumptions for FAB as of 9/30/2012
Note: Dollars in thousands except per share